2


                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                                    [X]

Filed by a Party other than the Registrant                                 [  ]

Check the Appropriate Box:

[x]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))                            [  ]

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Evergreen Equity Trust
                          Evergreen Fixed Income Trust
                          Evergreen Select Equity Trust
                       Evergreen Select Fixed Income Trust
                (Name of Registrant as Specified in Its Charter)

                             Evergreen Equity Trust
                          Evergreen Fixed Income Trust
                          Evergreen Select Equity Trust
                       Evergreen Select Fixed Income Trust
                       -----------------------------------
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2)      Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4)      Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[      ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                          -------------------------

         (2)      Form, Schedule or Registration Statement No.:
                                                                ---

         (3)      Filing Party:
                                -----------------------------------

         (4)      Date Filed:
                              -------------------------------------

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116


April 12, 2002

Dear Shareholder:

         I am writing to shareholders of the Evergreen Funds to let you know about a Joint Special Meeting of Shareholders of the Funds to be held on May 31, 2002. Before that meeting, I would like your vote on three important proposals described in the accompanying Notice of Joint Special Meeting of Shareholders and Proxy Statement.

         The first proposal would authorize each of the Funds to participate in an interfund lending program whereby Funds with available cash would be able to lend their excess cash on a short-term basis to other Funds in the Evergreen Group of Funds. As explained in the accompanying proxy statement, the Boards of Trustees believe that the interfund lending program will permit Funds with excess cash to earn a higher rate of return on their excess cash than they could earn on other short-term investments, while enabling Funds with short-term borrowing needs to borrow at lower rates than may be available from banks.

         The second proposal would ratify the Trustees' selection of KPMG LLP as independent accountants for the Funds.

         The third proposal, which applies to shareholders of Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund only, would allow Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund to operate as non-diversified funds.

         The Boards of Trustees of the Trusts have unanimously approved each Proposal and recommend that you vote FOR each Proposal.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals and to sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card as well as how to vote your proxy using other methods are included immediately after the Notice of Joint Special Meeting.

         If you have any questions about the proxy, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, toll free at 866-515-0317.

         Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,


                                                     William M. Ennis
                                                     President
                                                     Evergreen Funds

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2002


         NOTICE IS HEREBY GIVEN THAT a Joint Special Meeting of the Shareholders of the following series (each a "Fund") of Evergreen Fixed Income Trust (Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund only), Evergreen Select Equity Trust (Evergreen Select Balanced Fund, Evergreen Core Equity Fund, Evergreen Equity Index Fund, Evergreen Select Small Cap Growth Fund, Evergreen Special Equity Fund, Evergreen Select Strategic Growth Fund and Evergreen Strategic Value Fund only), and Evergreen Select Fixed Income Trust (Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Fixed Income Fund, Evergreen Fixed Income Fund II, Evergreen Select High Yield Bond Fund, Evergreen Intermediate Term Municipal Bond Fund, Evergreen International Bond Fund and Evergreen Limited Duration Fund only), and each series of Evergreen Equity Trust will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 on May 31, 2002 at 11:00 a.m. Eastern Time and any adjournments thereof (collectively, the "Meeting") for the following purposes:

1. To approve a change to each Fund's fundamental investment restriction concerning lending in order to permit it to participate in an Interfund Lending Program.

2. To ratify the selection of KPMG LLP as independent accountants for the Funds.

3. To approve an amendment to the fundamental investment restrictions concerning diversification of Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund (Evergreen Utility and
     Telecommunications and Evergreen Precious Metals Funds only).

4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on March 8, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED WITHOUT DELAY TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE.

                                 By order of the Board of Trustees

                                 Michael H. Koonce
                                 Secretary

April 12, 2002

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                          Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . ABC Corp.
         (2)      ABC Corp. . . . . . . . . . . . . . . . . John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . John Doe
         (4)      ABC Corp. Profit Sharing Plan . . . . . . John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . .   Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . John B. Smith
         (2)      Estate of John B. Smith . . . . . . . . . John B. Smith, Jr.,
                                                                 Executor


                          OTHER WAYS TO VOTE YOUR PROXY

         VOTE BY TELEPHONE:

         1.       Read the proxy statement and have your proxy card at hand.
         2.       Call the toll-free number indicated on your proxy card.
         3.       Enter the control number found on your proxy card.
         4.       Follow the simple recorded instructions.

         VOTE BY INTERNET:

         1.       Read the proxy statement and have your proxy card at hand.
         2. Go to the website indicated on your proxy card and follow the voting instructions.


         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0317 (toll free).

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                  May 31, 2002

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen Select Equity Trust, and Evergreen Select Fixed Income Trust (the "Trusts"), for use at a Joint Special Meeting of Shareholders of the Trusts to be held at 11:00 a.m. Eastern Time on May 31, 2002 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (collectively, the "Meeting"). A notice of the Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about April 12, 2002. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by all of the Evergreen Funds. The most recent annual report of any of the Evergreen Funds is available upon request without charge by writing the Trusts or calling Georgeson Shareholder Communications, Inc., our proxy solicitor, toll free at 866-515-0317.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Joint Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the respective Trust at the above address prior to the date of the Meeting.

         The Shares of the Trusts entitled to vote at the Meeting are issued in separate series, each representing a separate investment portfolio, each of which is referred to as a "Fund." In voting on each of the Proposals, each Share of a Fund is entitled one vote for each dollar of net asset value and a fractional vote for each fraction of a dollar of net asset value attributable to such Share. If a quorum with respect to a Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve each applicable proposal with respect to a Fund are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under each Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of 25% of the outstanding Shares of the Fund entitled to vote at the Meeting.

         For ease of reference, the following table lists the proposals to be acted on by the shareholders, and indicates which Funds are eligible to vote on each such proposal:


               Proposal                               Description                          Funds Affected
               --------                               -----------                          --------------
                 (1)                    Approval of a change to each Fund's                  All Funds
                                         fundamental investment restriction
                                         concerning lending in order to
                                         permit it to participate in an
                                         Interfund Lending Program

                  (2)                    Ratification of the selection of                     All Funds
                                         KPMG LLP as independent accountants
                                         for the Funds

                  (3)                    Approval of an amendment to the
                                         fundamental investment restriction
                                         concerning diversification of:

                                         (a)  Evergreen Utility and
                                              Telecommunications Fund                   Evergreen Utility and
                                                                                       Telecommunications Fund
                                         (b) Evergreen Precious Metals Fund
                                                                                   Evergreen Precious Metals Fund


         Each Board of Trustees has fixed the close of business on March 8, 2002 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. All shareholders of record of a Fund on the Record Date will be entitled to one vote for each dollar of net asset value of the Fund held on that date.

         As of March 1, 2002, the respective officers and Trustees of each Trust as a group beneficially owned less than 1% of the Shares of each Fund. A list of persons who owned beneficially or of record more than 5% of each class of each Fund's outstanding Shares as of March 1, 2002 is set out in Appendix A.


         In order that your Shares may be represented at the Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 11:00 a.m. Eastern Time on May 31, 2002.

         You may also vote by telephone or the Internet by following the instructions at the beginning of this Proxy Statement.

                                  PROPOSAL ONE

                           TO APPROVE A CHANGE TO EACH
                          FUND'S FUNDAMENTAL INVESTMENT
                             RESTRICTION CONCERNING
                           LENDING IN ORDER TO PERMIT
                           EACH FUND TO PARTICIPATE IN
                          THE INTERFUND LENDING PROGRAM

                                  Introduction

         When a shareholder redeems his or her shares of a Fund, the Fund may not have sufficient cash on hand to pay the redemption proceeds. In that case, the Fund may sell portfolio securities or it may choose to borrow money for a short period of time. Borrowing may often be less disruptive to the Fund's investment strategy than liquidating investments.

         Each Fund has a borrowing policy that permits, among other things, the Fund to borrow from banks or others as a temporary measure up to 5% of its assets. Currently, the Funds have a credit facility in which a number of banks participate. The Funds can use this facility to borrow to meet redemptions and for other temporary purposes. The Funds pay a commitment fee to the banks, whether or not they borrow from the credit facility.

         At any given time, while one or more of the Funds may wish to borrow money, other Funds may have excess cash, which they generally invest in short-term (usually overnight) repurchase agreements with banks or in money market funds. The borrowing Funds in general pay a higher rate of interest on their bank loans than the other Funds earn on their short-term investments. In effect, the difference between the rate banks pay in interest on repurchase agreements and what the banks charge in interest to the borrowing Funds represents the banks' compensation for arranging the loans. Accordingly, the Boards of the Trusts believe that a Fund needing cash may be able to obtain lower rates through an interfund lending program and a Fund with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

                         The Interfund Lending Proposal

         In order for each Fund to participate in the Interfund Lending Program as a lender, each Fund's fundamental investment restriction regarding lending must be amended. Currently, each Fund's policy provides as follows:

                  Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         The Boards recommend that the policy be amended to read as follows (with new language underlined):

                  Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         If the proposed amended policy is approved with respect to a Fund, that Fund would be eligible to participate as a lender in the interfund lending program. (No shareholder approval is required for a Fund to participate as a borrower in the interfund lending program.) All loans would be made pursuant to a master loan agreement, and a lending Fund could lend available cash to another Fund only when the "interfund rate" was higher than the rate the lending Fund could earn on a repurchase agreement or on other comparable short-term investments. Each borrowing Fund could borrow through the interfund lending program only when the interfund rate, plus any associated fees, was lower than the available bank loan rate.

         In determining to recommend the proposed amended policy to shareholders, the Trustees of each Trust considered the possible risks to a Fund from participating in the interfund lending program. The Funds' investment advisers do not view the difference in rate available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the riskiness of the transactions, but rather as reflecting the need of banks to earn a spread between their cost of borrowing (through repurchase agreements) and what they charge as interest on loans. However, there is a risk that a lending Fund could experience delays in obtaining prompt repayment of a loan. A delay in receiving repayment could cause a lending Fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. In addition, when a Fund enters into a repurchase agreement, it receives collateral; by contrast, it is not expected that a lending Fund would receive collateral from a borrowing Fund, although a lending Fund could require collateral in connection with a particular loan.

         The Boards of the Trusts believe that the benefits to the Funds of participation in the interfund lending program outweigh these risks.

         In order to permit the Funds to engage in interfund borrowing and lending transactions, regulatory approval from the Securities and Exchange Commission (the "SEC") was required because the transactions may be considered to be between affiliated persons and therefore prohibited by the Investment Company Act of 1940 (the "1940 Act"). The Funds have sought and obtained an exemptive order from the SEC to permit the operation of the interfund lending program, subject to certain conditions. If shareholders of a Fund approve the Fund's participation as a lender in the program, all loans would be made in accordance with the conditions contained in the order or in any amendment to the order.

                                  Required Vote

         Approval of Proposal One with respect to a Fund requires the vote of a majority of the shareholders of that Fund. A majority is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If Proposal One is not approved by shareholders of a Fund, that Fund will not participate as a lender in the Interfund Lending Program.

THE BOARDS OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL ONE.

                                  PROPOSAL TWO

                     TO RATIFY THE SELECTION OF KPMG LLP AS
                      INDEPENDENT ACCOUNTANTS OF THE FUNDS

         The Trustees of each Trust have selected KPMG LLP as independent accountants for each Fund to sign or certify any financial statements of the Funds required by law to be certified by an independent accountant, including filings with the SEC.

         The applicable provisions of the 1940 Act require that selection of independent accountants be made by those Trustees who are not "interested persons" of a Trust (the "Independent Trustees") and that it be ratified by shareholders. In addition, as required by the 1940 Act, the Independent Trustees' selection of independent accountants is subject to the right of each Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate the independent accountants' employment without penalty.

         The independent accountants examine annual financial statements for the Funds and provide other audit- and tax-related services. In recommending the selection of the Funds' accountants, the Trusts' Audit Committees reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         The following table sets forth for the most recently completed fiscal year of each Trust (1) the aggregate amount of fees billed by KPMG LLP for audit services to the Trust, (2) the aggregate amount of fees billed for financial information systems design and implementation services by KPMG LLP for services rendered to each Trust, the Trust's investment advisers, and to all affiliates of the advisers that provide services to the Trust; and (3) the aggregate amount of fees billed by KPMG LLP for all other services rendered to each Trust, the Trust's investment advisers, and all other affiliates of the advisers that provide services to the Trust.



                                                                Financial Information
             Trust Name                                           Systems Design and
                                            Audit Fees           Implementation Fees      All Other Fees 1
Evergreen Equity Trust                 $362,500                           --              $290,100

Evergreen Fixed Income Trust           $112,000                           --              $263,100

Evergreen  Select Equity Trust
                                       $159,850                           --              $277,500
Evergreen Select Fixed Income Trust

                                       $151,950                           --              $268,275


         1 For each Trust, the "All Other Fees" totals include (a) audit-related fees for audits of affiliated entities of the Trusts in the amount of $232,500 and (b) other non-audit services, consisting of tax compliance services and issuance of certain agreed upon procedures letters for the Trusts and affiliated entities as follows: Evergreen Equity Trust -- $57,600, Evergreen Fixed Income Trust --$30,600, Evergreen Select Equity Trust -- $45,000, and Evergreen Select Fixed Income Trust -- $35,775.

                                  Required Vote

         Approval of Proposal Two with respect to a Trust requires the vote of a majority of the shareholders of that Trust whose shares are cast at the Meeting.

THE BOARDS OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL TWO.

                                 PROPOSAL THREE

 TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EVERGREEN
                         UTILITY AND TELECOMMUNICATIONS
       FUND AND EVERGREEN PRECIOUS METALS FUND CONCERNING DIVERSIFICATION

         The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and provides that a fund can change its classification only with the approval of shareholders. Currently, Evergreen Utility and Telecommunications Fund ("Utility and Telecommunications Fund") and Evergreen Precious Metals Fund ("Precious Metals Fund") are each classified as a diversified fund. To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following requirements: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         The Board of Trustees of Evergreen Equity Trust proposes changing Utility and Telecommunication Fund's and Precious Metals Fund's classification to be non-diversified funds as defined in the 1940 Act.

         If the proposed amended policy is approved, Utility and Telecommunications Fund and Precious Metals Fund would each be permitted to invest up to 25% of its assets in a single issuer, and up to 50% of its assets could consist of the securities of only two issuers. With respect to the remainder of each Fund's assets, no more than 5% could be invested in any one issuer, and each Fund may not own more than 10% of the outstanding voting securities of any issuer. The Board of Trustees believes that the investment flexibility provided by this change could help each Fund focus its investments on those companies which can best assist the Fund achieve its investment objective.

         In determining to recommend the proposed amended policy to shareholders, the Trustees of Evergreen Equity Trust considered the possible risks to each Fund from becoming non-diversified. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of each Fund's portfolio than in the portfolio of a fund which invests in a larger number of issuers.

         The Board of Trustees believes that the additional flexibility afforded each of Utility and Telecommunications Fund and Precious Metals Fund by being able to concentrate its investments outweighs this risk.

                                  Required Vote

         Approval of Proposal Three requires a Majority Vote of the shareholders of Utility and Telecommunications Fund or Precious Metals Fund, as applicable. If Proposal Three is not approved by shareholders of a Fund, that Fund will continue to operate as a diversified fund.

THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS THAT THE SHAREHOLDERS OF UTILITY AND TELECOMMUNICATIONS FUND AND PRECIOUS METALS FUND VOTE "FOR" PROPOSAL THREE.

                                  OTHER MATTERS

                       Submission of Shareholder Proposals

         The Trusts are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust should send their written proposals to the Secretary of the respective Trust, 200 Berkeley Street, Boston, MA 02116.

                    Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of a Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of a Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

                    Other Matters to Come Before the Meeting

         The Boards do not intend to present any other business at the Meeting other than as described in this Proxy Statement, nor are the Boards aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

April 12, 2002

Exhibit A List of Five Percent Shareholders of Each Fund [to be added]

                              [FORM OF PROXY CARD]



                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

           THE BOARDS OF TRUSTEES RECOMMEND A VOTE "FOR" EACH PROPOSAL

                   PLEASE VOTE, SIGN DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                        Please detach at the perforation before mailing.

 ------------------------------------------------------------------------------


                                 EVERGREEN FUNDS
                                 [Name of Fund]


                      proxy for the meeting of shareholders
                                                      to be held on may 31, 2002


         The undersigned, revoking all Proxies heretofore given, hereby appoints Michael H. Koonce, Catherine E. Foley, Maureen E. Towle, and Lloyd Lipsett, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at 11 a.m. Eastern Time on May 31, 2002 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                       Date              , 2002

                                       ------------------------


                                       ------------------------


                                       Signature(s) and Title(s), if applicable

          ----------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS RECOMMEND A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


         1. To approve a change to the Fund's fundamental investment restriction concerning lending in order to permit it to participate in an Interfund Lending Program.

                  __ FOR   __AGAINST                 __ABSTAIN



         2.  To ratify the selection of KPMG LLP as independent accountants.

                  __ FOR   __AGAINST                 __ABSTAIN



         3. To approve an amendment to the fundamental investment restriction concerning diversification of:

                  (a) Evergreen Utility and Telecommunications Fund

                  __ FOR   __AGAINST                 __ABSTAIN



                  (b) Evergreen Precious Metals Fund

                  __ FOR   __AGAINST                 __ABSTAIN